UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2026

ENERGY RECOVERY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Drive, San Leandro, California 94577
(Address of Principal Executive Offices) (Zip Code)

(510) 483-7370
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ERII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim President and Chief Executive Officer

On May 28, 2026, Energy Recovery, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to announce the appointment of Mr. Alex Buehler as the Company’s Interim President and Chief Executive Officer. At the time of the filing of the Original Report, Mr. Buehler’s compensation as Interim President and Chief Executive Officer had not yet been determined by the Company’s Compensation Committee. Pursuant to Item 5.02(e) of Current Report on Form 8-K, the Company is filing this Amendment No. 1 to the Original Report (the “Amendment”) solely for the purpose of disclosing a brief description of Mr. Buehler’s compensation arrangements as Interim President and Chief Executive Officer. The information contained in the Amendment should be read in conjunction with the information contained in the Original Report.
Mr. Buehler’s compensation as Interim President and Chief Executive Officer are set forth in that certain Offer of Employment dated June 5, 2026, by and between the Company and Mr. Buehler (the “Employment Letter”). Pursuant to the terms of the Employment Letter, Mr. Buehler will receive an annual salary of $645,000. In addition, Mr. Buehler will be eligible for a success bonus to be paid, if at all, 30 days after the start date of the next permanent President and Chief Executive Officer. Mr. Buehler will also be eligible to receive standard Company benefits.
The foregoing description of the Employment Letter does not purport to be complete and is qualified in its entirety by reference to the Employment Letter, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference into this Item 5.02.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
10.1	Offer of Employment with Energy Recovery, Inc as Interim President and Chief Executive Officer
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Recovery, Inc.

Date:	June 11, 2026	By:	/s/ William Yeung
William Yeung
Chief Legal Officer